Q1 2027 Earnings Presentation 8333 Douglas Avenue, Suite 1100 | Dallas, Texas 75225 | 214.238.5700 | capitalsouthwest.com August 4, 2026 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of past or present investments. • The information contained herein has been derived from financial statements and other documents provided by Capital Southwest's portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio investments. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; changes in the interest rate environment and its impact on our business and our portfolio companies; the impact of supply chain constraints on our portfolio companies; elevated levels of inflation and its impact on Capital Southwest's portfolio companies and the industries in which it invests; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiaries, Capital Southwest SBIC I, LP and Capital Southwest SBIC II, LP, as small business investment companies ("SBIC"); the uncertainty associated with the imposition of tariffs and trade barriers and changes in trade policy and its impact on our portfolio companies and our financial condition; the impact of geopolitical conditions on our portfolio companies and opportunities available to us; and an economic downturn or recession and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Chris T. Rehberger Chief Financial Officer, Treasurer and Secretary • Joined Capital Southwest in September 2015 • Former VP at American Capital • 20+ years of BDC experience • BS – University of Virginia | MBA – University of Virginia CSWC Senior Management Josh S. Weinstein Senior Managing Director and Chief Investment Officer • Joined Capital Southwest in June 2015 • Former Principal at H.I.G. WhiteHorse • 20+ years of investment experience in middle market debt and equity • BA – Columbia University | MBA – University of Southern California • Chartered Financial Analyst Michael S. Sarner President and Chief Executive Officer • Joined Capital Southwest in June 2015 • Former SVP Treasurer at American Capital • 30+ years of financial, treasury and BDC experience • BA – James Madison | MBA – George Washington University Tabitha D. Geiger Chief Compliance Officer • Joined Capital Southwest in April 2024 • Former Senior MD at IQ-EQ • 9+ years of compliance experience • BASc – Texas A&M University | JD – South Texas College Amy L. Baker Executive Vice President of Accounting • Joined Capital Southwest in August 2017 • Former Assistant Controller at MoneyGram and former Senior Manager at Deloitte • 20+ years of accounting experience • BS – University of Illinois | MSA – University of Illinois • Certified Public Accountant

Page 5 Michael S. Sarner President and Chief Executive Officer Chris T. Rehberger Chief Financial Officer, Treasurer and Secretary Josh S. Weinstein Senior Managing Director and Chief Investment Officer Amy L. Baker Executive Vice President of Accounting Conference Call Participants

Page 6 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • 43 employees based in Dallas, Texas • Total Balance Sheet Assets of $2.3 B as of June 30, 2026 • Operate Capital Southwest SBIC I, LP and Capital Southwest SBIC II, LP as wholly-owned subsidiaries • Co-manage CapTrin Partners, LLC (“Joint Venture”) in partnership with Trinity Capital Inc. (Nasdaq: “TRIN”) • Maintained investment grade issuer ratings of Baa3 from Moody's and BBB- from Fitch CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 7 CSWC leads financing transactions, primarily backing private equity firms that generally fit the following parameters Lower Middle Market Credit Strategy • Flexible financing solutions to fund growth, changes of control, or other corporate events • Investments are diverse among industries, geographic regions, and end markets • Companies with EBITDA between $3 MM and $25 MM • Typical leverage of 2.5x – 4.5x Debt to EBITDA through CSWC debt position and Loan-to-Value of 25% - 50% • Investments generally range in size from $5 MM to $50 MM • Both sponsored and non-sponsored deals • Floating rate first lien debt securities • Frequently make equity co-investments alongside CSWC debt

Page 8 • Q1 2027 Pre-Tax Net Investment Income (“NII”) of $35.0 MM or $0.57 per share • Declared a regular quarterly dividend of $0.58 per share, of which $0.1934 per share will be paid monthly for each of July, August, and September 2026 ◦ In addition, declared a quarterly supplemental dividend of $0.06 per share for the quarter ending September 30, 2026 • Undistributed Taxable Income ("UTI") of $0.87 per share as of June 30, 2026 • Investment Portfolio at Fair Value of approximately $2.2 B • Net Asset Value per share of $16.61 as of June 30, 2026 • Raised $63.6 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at weighted-average price of $23.47 per share, or 141% of the prevailing NAV per share • Closed $150.0 MM Credit Facility for Joint Venture • Regulatory Debt to Equity ended at 0.91x for the quarter • $316 MM of total availability under credit facilities and $58 MM in cash and cash equivalents as of quarter end Q1 2027 Highlights Financial Highlights

Page 9 Investment Activity Highlights • During the quarter, CSWC originated $222.3 MM in total new committed investments ($173.2 MM funded at close) to eleven new portfolio companies and sixteen existing portfolio companies ◦ Committed investments to new portfolio companies consisted of $167.4 MM in first lien debt and $5.6 MM in equity • During the quarter, CSWC exited two debt investments generating total proceeds of $19.5 MM and a weighted average IRR of 16.7% • In the last twelve months, CSWC originated $869.4 MM in total new committed investments and generated $191.6 MM in proceeds from portfolio investment exits • Cumulative weighted average IRR of 12.9% on 115 portfolio company exits, generating $1.4 B in proceeds since launch of credit strategy in January 2015 Q1 2027 Investment Activity

Page 10 $16.69 $0.57 $(0.58) $(0.06) $(0.16) $(0.02) $0.28 $(0.14) $0.03 3/31/2026 NAV/Share Pre- Tax Net I nvest ment In come Regular Dividend Supplem ental Dividend Net C hange in In vest ment P ortfo lio Valu e Real ize d/Unrea lize d Tax Accr etio n fro m Equity Iss uance Iss uance of R est ric ted Stock Other Corporat e 6/30/2026 NAV/Share $15.50 $16.00 $16.50 $17.00 $17.50 NAV per Share Bridge for Quarter Ended 06/30/26 Earnings / Dividends ($0.07) per Share Investment Portfolio Performance ($0.18) per Share Other Corporate $0.17 per Share $16.61

Page 11 CSWC Investment Portfolio Composition Note: All metrics exclude the underlying investments in the Joint Venture. See slide 17 for more information about the Joint Venture portfolio. (1) At June 30, 2026 and March 31, 2026, we had equity ownership in approximately 67% and 66%, respectively, of our investments. (2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of June 30, 2026, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments. (3) The weighted average annual effective yields on total investments were calculated by dividing total investment income, exclusive of non-recurring fees, by average total investments at fair value. (4) Includes CSWC debt investments only. Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarters ended June 30, 2026 and March 31, 2026, thirteen portfolio companies and ten portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. (5) Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. For the quarters ended June 30, 2026 and March 31, 2026, thirteen portfolio companies and ten portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. Maintaining appropriate portfolio leverage while receiving attractive risk- adjusted returns Investment Portfolio - Statistics (in $000's) 3/31/2026 6/30/2026 Total CSWC Portfolio Total CSWC Portfolio Number of Portfolio Companies 131 141 Total Cost $2,119,485 $2,234,580 Total Fair Value $2,097,446 $2,202,282 Average Hold Size Debt Investments (at Fair Value) $16,960 $16,393 Average Hold Size Equity Investments (at Fair Value) $2,080 $2,130 % First Lien Investments (at Fair Value) 90.1% 89.6% % Second Lien Investments (at Fair Value) 1.2% 1.1% % Subordinated Debt Investments (at Fair Value) 0.1% 0.1% % Equity (at Fair Value) (1) 8.6% 9.2% Wtd. Avg. Yield on Debt Investments (2) 10.8% 10.9% Wtd. Avg. Yield on Total Investments (3) 10.9% 10.8% Wtd. Avg. EBITDA of Issuer ($MM's) (4) $15.7 $14.8 Wtd. Avg. Leverage through CSWC Security (5) 3.6x 3.7x

Page 12 Approximately 89% of all debt investments are currently rated a "1" or "2" as credit portfolio continues to demonstrate solid performance Investment Rating 3/31/2026 6/30/2026 # of Companies Fair Value ($MM) % of Portfolio (FV) # of Companies Fair Value ($MM) % of Portfolio (FV) 1 18 $361.2 18.8% 19 $376.5 18.8% 2 76 $1,320.8 68.9% 85 $1,395.7 69.8% 3 15 $207.1 10.8% 12 $200.4 10.0% 4 3 $25.1 1.3% 5 $26.9 1.3% 5 1 $2.3 0.1% 1 $0.5 0.0% Total 113 $1,916.5 100.0% 122 $1,999.9 100.0% Quarter-over-Quarter Investment Rating Migration Note: We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein. Investment Ratings range from a rating of 1, which represents the least amount of risk in our portfolio, to 5, which indicates that the investment is performing materially below underwriting expectations.

Page 13 History of Value Creation $17.68 $17.38 $18.63 $20.90 $22.71 $21.97 $24.90 $28.27 $30.06 $32.93 $35.40 $37.95 $38.51 $17.68 $17.34 $17.80 $19.08 $18.62 $15.13 $16.01 $16.86 $16.37 $16.77 $16.70 $16.69 $16.61 $0.26 $0.26 $1.16 $2.31 $2.71 $3.41 $3.66 $3.89 $4.12 $4.36 $4.42 $0.04 $0.57 $1.56 $2.93 $4.53 $6.18 $8.00 $10.03 $12.27 $14.58 $16.90 $17.48 Net Asset Value Per Share Cumulative Special/Supplemental Dividends Paid Per Share Cumulative Regular Dividends Paid Per Share 9/30/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 3/31/2025 3/31/2026 6/30/2026 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase of $20.83 per share since Launching Credit Strategy

Page 14 • In the last twelve months ended 6/30/2026, CSWC generated $2.37 per share in Pre-Tax NII and paid out $2.32 per share in Regular Dividends • Cumulative Pre-Tax NII Regular Dividend Coverage of 109% since launch of credit strategy in 2015 • Total of $4.48 per share Special and Supplemental Dividends declared since launch of credit strategy in 2015 • Estimated UTI of $0.87 per share as of June 30, 2026 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d Pe r Sh ar e $0.97 $0.48 $0.63 $0.50 $0.57 $0.58 $0.59 $0.62 $0.63 $0.63 $0.63 $0.64 $0.63 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.47 $0.48 $0.48 $0.50 $0.52 $0.53 $0.54 $0.56 $0.57 $0.57 $0.57 $0.58 $0.58 $0.58 $0.58 $0.58 $0.58 $0.58 $0.58 $0.58 $0.50 $0.05 $0.05 $0.05 $0.06 $0.06 $0.06 $0.06 $0.06 $0.05 $0.06 $0.06 $0.06 $0.06 $0.06 $0.06 $0.06 $0.15 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 9/30/2026 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 15.3% 8.1% 13.7% 13.3% 13.0% 11.8% 12.0% 10.8% 10.6% 10.1% 9.7% 10.1% 11.5% 11.5% 11.6% 11.7% 11.6% 11.6% 10.8%

Page 15 Granular Credit Portfolio Heavily Weighted Towards First Lien Investments 99% of credit portfolio in first lien senior secured loans with an average investment hold size of 0.8% as of 6/30/2026 Credit Portfolio Heavily Weighted to First Lien $ (M illi on s) Average H old S ize % $93 $167 $239 $368 $474 $573 $794 $1,038 $1,345 $1,606 $1,916 $2,000 5.6% 3.6% 3.8% 2.8% 2.3% 1.9% 1.5% 1.3% 0.9% 0.9% 0.9% 0.8% Sub-Debt Second Lien First Lien Average Hold Size % 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 3/31/2025 3/31/2026 6/30/2026 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 64% 28% 8% 82% 10% 8% 4% 10% 86% 90% 8% 2% 6% 92% 2% 93% 7% 96% 4% 43% 41% 16% 97% 3% 99% 1% 99% 1% 99% 1%

Page 16 CSWC Portfolio Mix as of June 30, 2026 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of approximately $2.2 B continues to be heavily weighted towards first lien loans and diversified across industries First Lien 89.6% Second Lien 1.1% Senior Subordinated Debt 0.1% Equity 9.2% Healthcare Services 14% Media & Marketing 10% Consumer Services 9% Consumer Products 9% Food, Agriculture & Beverage 6% Transportation & Logistics 6% Business Services 4% Research & Consulting Services 4% Note: Equity represents equity co-investments across 95 portfolio companies.

Page 17 CapTrin Partners, LLC Portfolio Overview Current CapTrin Portfolio (By Industry) CapTrin portfolio of $97.8 MM is 100% First Lien with a weighted average leverage ratio of 1.2x Services: Consumer Consumer Products 20% Commercial Services & Supplies 18% Consumer Services 13% Healthcare Services 10% Industrial Products 10% Media & Marketing 9% IT Services 6% CapTrin Investment Portfolio - Statistics (in $000's) 6/30/2026 Total CapTrin Portfolio Number of Portfolio Companies 14 Total Cost $97,793 Total Fair Value $97,751 % First Lien Investments (at Fair Value) 100.0% % Debt (at Fair Value) 100.0% Wtd. Avg. Annual Effective Yield on Debt Investments (1) 8.1% Wtd. Avg. EBITDA of Issuer ($MM's) (2) $15.8 Wtd. Avg. Leverage through CapTrin Security (3) 1.2x (1) The weighted average annual effective yield of debt investments is not the same as a return on investment for CapTrin's members, but rather relates to CapTrin's investment portfolio and is calculated before the payment of all of CapTrin's fees and expenses. The weighted average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of June 30, 2026, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments. (2) Weighted average EBITDA metric is calculated using investment cost basis weighting. (3) Calculated as the amount of each portfolio company’s debt (including CapTrin's position and debt senior or pari passu to CapTrin's position, but excluding debt subordinated to CapTrin's position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment.

Page 18 Operating Leverage Trend Driving exceptional Operating Leverage through benefits of internally-managed structure Period Ending To ta l A ss et s ( $M M ) O perating Expenses as % of A vg A ssets $284 $326 $417 $552 $585 $736 $974 $1,258 $1,557 $1,883 $2,178 $2,316 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.2% 1.9% 1.7% 1.7% 1.4% 1.4% FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 FY 23 FY 24 FY 25 FY 26 Q1 FY 27 $0 $500 $1,000 $1,500 $2,000 $2,500 1% 2% 3% 4% 5% 6% 7% Total Assets Operating Expenses as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets

Page 19 Significant Unused Debt Capacity with Long-Term Duration Debt Obligations Total Commitments Interest Rate Maturity Principal Drawn Undrawn Commitment Corporate Credit Facility $510.0 MM Term SOFR + 2.15% August 2028 $280.0 MM $229.1 MM (1) SPV Credit Facility $200.0 MM Term SOFR + 2.50% March 2029 $113.0 MM $87.0 MM 2029 Convertible Notes (2) $230.0 MM 5.125% November 2029 $230.0 MM N/A September 2030 Notes (3) $350.0 MM 5.950% September 2030 $350.0 MM N/A SBA Debentures - SBIC I (4) $175.0 MM 4.42% (5) September 2031 (6) $175.0 MM $0.0 MM SBA Debentures - SBIC II (4) $90.0 MM 4.79% (7) March 2036 (8) $90.0 MM $0.0 MM P rin ci pa l P ay m en ts ($ M M ) Long-Term Debt Obligations (Calendar Year) $280.0 $343.0 $615.0 $113.0 $280.0 $230.0 $350.0 $175.0 $90.0 SPV Facility Corporate Credit Facility 2029 Convertible Notes 2030 Convertible Notes SBA Debentures - SBIC I SBA Debentures - SBIC II CY 2026 CY 2027 CY 2028 CY 2029 CY 2030 - Thereafter $0 $150 $300 $450 $600 (1) Net of $0.9 MM in letters of credit outstanding (2) Redeemable in whole or in part at Capital Southwest's option on or after November 20, 2027 or before the 45th scheduled trading day immediately prior to the maturity date if the price of CSWC common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (3) Redeemable in whole or in part at Capital Southwest's option any time prior to August 18, 2030, at par plus a “make-whole” premium, and thereafter at par (4) Current statutes and regulations permit SBIC I and SBIC II to borrow up to $250 million in SBA Debentures, subject to SBA approval (5) Weighted average interest rate of all SBA Debentures for SBIC I for the three months ended June 30, 2026 (6) First SBA Debentures for SBIC I mature on September 1, 2031 (7) Weighted average interest rate of all SBA Debentures for SBIC II for the three months ended June 30, 2026 (8) First SBA Debentures for SBIC II mature on March 1, 2036

Page 20 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 9/30/2025 Quarter Ended 12/31/2025 Quarter Ended 3/31/2026 Quarter Ended 6/30/2026 Assets Portfolio Investments $1,877,907 $2,013,205 $2,097,446 $2,202,282 Cash & Cash Equivalents 87,429 42,559 29,045 58,457 Restricted Cash 1,650 1,650 400 400 Other Assets 54,338 58,507 50,627 54,380 Total Assets $2,021,324 $2,115,921 $2,177,518 $2,315,519 Liabilities SBA Debentures $170,912 $190,625 $217,667 $258,908 October 2026 Notes 149,231 — — — August 2028 Notes 70,446 — — — 2029 Convertible Notes 223,847 224,217 224,587 224,956 September 2030 Notes 343,322 343,640 343,971 344,308 Credit Facilities 77,000 314,000 345,000 393,000 Other Liabilities 39,562 47,805 35,301 35,891 Total Liabilities $1,074,320 $1,120,287 $1,166,526 $1,257,063 Shareholders Equity Net Asset Value $947,004 $995,634 $1,010,992 $1,058,456 Net Asset Value per Share $16.62 $16.75 $16.69 $16.61 Regulatory Debt to Equity 0.91x 0.89x 0.90x 0.91x

Page 21 Income Statement (In Thousands, except per share amounts) Quarter Ended 9/30/2025 Quarter Ended 12/31/2025 Quarter Ended 3/31/2026 Quarter Ended 6/30/2026 Investment Income Interest Income $48,258 $48,813 $47,834 $50,466 PIK Interest Income 2,794 4,585 3,772 4,912 Dividend Income 2,742 3,748 2,540 1,636 Fees and Other Income 3,151 4,301 3,620 4,034 Total Investment Income $56,945 $61,447 $57,766 $61,048 Expenses Cash Compensation $2,631 $4,571 $767 $2,699 Share Based Compensation 1,270 1,290 1,275 1,448 General & Administrative 3,007 2,903 3,221 3,433 Total Expenses (excluding Interest) $6,908 $8,764 $5,263 $7,580 Interest Expense $16,020 $18,052 $17,281 $18,499 Pre-Tax Net Investment Income $34,017 $34,631 $35,222 $34,969 Income Tax (Expense) / Benefit ($2,033) $2,354 ($613) $711 Net Investment Income $31,984 $36,985 $34,609 $35,680 Net Realized and Unrealized Losses ($6,365) ($1,933) ($7,130) ($10,948) Realized Loss on Extinguishment of Debt — (2,156) — — Net increase in Net Assets Resulting from Operations $25,619 $32,896 $27,479 $24,732 Weighted Average Basic Shares Outstanding 55,544 57,531 59,560 61,142 Pre-Tax NII Per Basic Weighted Average Share $0.61 $0.60 $0.59 $0.57 NII per Basic Weighted Average Share $0.57 $0.64 $0.57 $0.58 Net Increase in Net Assets Per Basic Wtd. Average Share $0.46 $0.57 $0.46 $0.40

Page 22 Portfolio Statistics Continuing to build a well performing credit portfolio (In Thousands) Quarter Ended 9/30/2025 Quarter Ended 12/31/2025 Quarter Ended 3/31/2026 Quarter Ended 6/30/2026 Portfolio Statistics Fair Value of Debt Investments $1,706,251 $1,830,458 $1,916,494 $1,999,896 Average Debt Investment Hold Size $15,372 $16,199 $16,960 $16,393 Fair Value of Debt Investments as a % of Par 96% 96% 96% 96% % of Investment Portfolio on Non-Accrual at Fair Value 1.0% 1.5% 1.1% 1.1% Weighted Average Yield on Debt Investments 11.54% 11.28% 10.81% 10.94% Fair Value of All Portfolio Investments $1,877,907 $2,013,205 $2,097,446 $2,202,282 Weighted Average Yield on all Portfolio Investments 12.00% 11.91% 10.88% 10.78% Investment Mix (Debt vs. Equity) at Fair Value 91% / 9% 91% / 9% 91% / 9% 91% / 9%

Page 23 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 9/30/2025 Quarter Ended 12/31/2025 Quarter Ended 3/31/2026 Quarter Ended 6/30/2026 Investment Income Breakdown Cash Interest $46,823 $46,988 $45,992 $48,143 Cash Dividends 2,742 3,748 2,541 1,636 PIK Income 2,794 4,585 3,772 4,912 Amortization of Purchase Discounts and Fees 2,053 2,568 2,223 2,625 Management/Admin Fees 584 637 529 597 Fees & Other Income 1,949 2,921 2,709 3,135 Total Investment Income $56,945 $61,447 $57,766 $61,048 Key Metrics Cash Income as a % of Investment Income (1) 95.1% 92.5% 93.5% 92.0% % of Total Investment Income that is Recurring 91.9% 90.3% 91.1% 92.9% (1) Includes Purchase Discounts and Fees previously received in cash

Page 24 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter Quarter Ended 9/30/2025 Quarter Ended 12/31/2025 Quarter Ended 3/31/2026 Quarter Ended 6/30/2026 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Basic Share $0.61 $0.60 $0.59 $0.57 Pre-Tax Net Investment Income Return on Equity (ROE) (1) 14.57% 14.22% 14.02% 13.61% Realized Earnings Per Wtd Avg Basic Share $0.48 $0.60 $0.48 $0.57 Realized Earnings Return on Equity (ROE) (1) 11.59% 14.39% 11.59% 13.67% Earnings Per Wtd Avg Basic Share $0.46 $0.57 $0.46 $0.40 Earnings Return on Equity (ROE) (1) 10.97% 13.51% 10.94% 9.63% Regular Dividends per Share $0.58 $0.58 $0.58 $0.58 Supplemental Dividends per Share $0.06 $0.06 $0.06 $0.06 Total Dividends per Share $0.64 $0.64 $0.64 $0.64

Page 25 Note: Illustrative change in annual NII does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in the portfolio. It also does not adjust for other business developments, including future originations and repayments. Accordingly, no assurances can be given that actual results would not differ materially from the table above. Interest Rate Sensitivity Fixed vs. Floating Credit Portfolio Exposure Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change ($ Per Share) (75 bps) (11,563,252) (0.18) (50 bps) (7,708,835) (0.12) (25 bps) (3,854,417) (0.06) 25 bps 3,854,417 0.06 50 bps 7,708,835 0.12 75 bps 11,563,252 0.18 4.4% 95.6% Fixed Floating

Page 26 Corporate Information Board of Directors Senior Management Fiscal Year End Inside Director Michael S. Sarner March 31 Michael S. Sarner President & Chief Executive Officer Independent Directors Independent Auditor David R. Brooks Chris T. Rehberger RSM US LLP Chicago, ILChristine S. Battist Chief Financial Officer, Secretary & Treasurer Jack D. Furst William R. Thomas Josh S. Weinstein Ramona Rogers-Windsor Senior Managing Director & Chief Investment Officer Corporate Counsel Eversheds Sutherland (US) LLP Corporate Offices & Website Amy L. Baker 8333 Douglas Avenue Executive Vice President of Accounting Suite 1100 Dallas, TX 75225 Tabitha D. Geiger http://www.capitalsouthwest.com Chief Compliance Officer Transfer Agent Equiniti Trust Company, LLC Investor Relations www.equiniti.com Michael S. Sarner Capital Southwest Securities Listing 214-884-3829 Nasdaq: "CSWC" (Common Stock) msarner@capitalsouthwest.com Industry Analyst Coverage Firm Analyst Contact Information B. Riley Securities Sean-Paul Adams Direct: 415-229-4851 Citizens JMP Christopher Muller Direct: 212-906-3559 Clear Street LLC Mickey Schleien Direct: 646-290-6794 Jefferies, LLC John Hecht Direct: 415-229-1569 Lucid Capital Markets, LLC Erik Zwick Direct: 917-658-3982 Oppenheimer & Co., Inc. Mitchel Penn Direct: 212-667-7136 Raymond James & Associates Robert Dodd Direct: 901-579-4560 UBS Securities, LLC Douglas Harter Direct: 212-882-0080